UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 8, 2017
TRIPLE-S MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-33865	66-0555678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: 787-749-4949

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920
(Address of Principal Executive Offices and Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

On February 8, 2017, Triple-S Management Corporation (the “Company”) announced that Eva G. Salgado Micheo, the President of Triple-S Propiedad, Inc. (“TSP”), the Company’s property and casualty insurance subsidiary, and Triple-S Insurance Agency, Inc. (“TSIA”), TSP’s insurance agency, will be retiring effective February 28, 2017.  The Company concurrently announced the appointment of José Del Amo Mojica, TSP’s Senior Vice President of Underwriting and Claims, as successor to the office of President of TSP and TSIA effective March 1, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

99.1 Press release of the Company dated February 8, 2017, announcing the retirement of Mrs. Eva G. Salgado Micheo and the appointment of Mr. José Del Amo Mojica.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPLE-S MANAGEMENT CORPORATION

Date: February 8, 2017	By:	/s/ Roberto García-Rodriguez
Name: Roberto García-Rodriguez
Title: President and Chief Executive Officer